DELAWARE VIP® TRUST

Delaware VIP Small Cap Value Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectuses dated April 29, 2012

Effective July 1, 2012, the following replaces the information in the section entitled “How we manage the Series? – Investment manager”:

How we manage the Series?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Christopher S. Beck, CFA	Senior Vice President, Chief Investment Officer — Small-Cap Value / Mid-Cap Value Equity	May 1997
Steven G. Catricks, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kelley A. McKee, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kent P. Madden, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012

The following replaces the biographical information in the section entitled “How we manage the Series - Portfolio manager.”

Portfolio managers

Christopher S. Beck has had primary responsibility for making day-to-day investment decisions for the Delaware VIP Small Cap Value Series since May 1997.  In making investment decisions for the Series, Mr. Beck regularly consults with Steven Catricks, Kelley McKee and Kent Madden, who all joined the Series in their current capacity in July 2012.

Christopher S. Beck, CFA, Senior Vice President, Chief Investment Officer — Small-Cap Value / Mid-Cap Value Equity

Christopher S. Beck leads the firm's Small-Cap Value / Mid-Cap Value Equity team. Prior to joining Delaware Investments in 1997 as a vice president and senior portfolio manager, he served as a vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor's degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia.

Steven G. Catricks, CFA
Vice President, Portfolio Manager, Equity Analyst
Steven G. Catricks is a portfolio manager for the Small-Cap Value / Mid-Cap Value Equity team. He is also responsible for the analysis, purchase, and sale recommendations of technology and business services securities for the firm’s Small-Cap Value / Mid-Cap Value portfolios. Prior to joining the Small-Cap Value / Mid-Cap Value Equity team in October 2010 as a senior equity analyst, he was a portfolio manager for the firm’s Strategic Small Cap Value team, focusing on the technology, healthcare, and telecommunication services sectors. He joined Delaware Investments in 2001 as an equity analyst, performing research and analysis for the firm’s Emerging Growth Equity team. Previously, Catricks was an equity analyst at BlackRock Financial from 1999 to 2001, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years. Catricks holds a bachelor’s degree in electrical engineering from Drexel University and a master’s degree in engineering from the University of Pennsylvania, and has nearly 20 years of experience in the technology industry. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Kent P. Madden, CFA
Vice President, Portfolio Manager, Equity Analyst
Kent P. Madden is a portfolio manager for the Small-Cap Value / Mid-Cap Value Equity team. He is also responsible for the analysis, purchase, and sale recommendations of consumer services, consumer cyclicals, consumer staples, healthcare, and transportation stocks for the firm’s Small-Cap Value / Mid-Cap Value portfolios. Prior to joining Delaware Investments in 2004 as an equity analyst, he was an equity analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, where he gained experience covering small-capitalization consumer stocks, and Lehman Brothers as a corporate finance analyst. Madden holds a bachelor’s degree in economics from DePauw University and an MBA from the University of Chicago.

Kelley A. McKee, CFA
Vice President, Portfolio Manager, Equity Analyst
Kelley A. McKee is a portfolio manager for the Small-Cap Value / Mid-Cap Value Equity team. She is also responsible for the analysis, purchase, and sale recommendations of basic industry, capital spending, and utilities securities for the firm’s Small-Cap Value / Mid-Cap Value portfolios.  Prior to joining Delaware Investments in July 2005 as an equity analyst, she participated in Lincoln Financial Group’s rotational Professional Development Program for three years. McKee earned a bachelor's degree in finance from Georgetown University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Series securities.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 29, 2012.

PS-VIPCSV6-12